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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1313

Castle Convertible Fund, Inc.
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 111 Fifth Avenue New York, New York 10003
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2008

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

Castle Convertible Fund, Inc.

SEMI-ANNUAL REPORT

April 30, 2008 (Unaudited)

Table Of Contents

CASTLE CONVERTIBLE FUND, INC.

Letter to Our Shareholders	1

Fund Highlights	6

Portfolio Summary	6

Schedule of Investments	7

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	16

Notes to Financial Statements	18

Additional Information	24

Dear Shareholders,  May 30, 2008

Typically, halfway through the fiscal year is not the time to start making predictions. Those often rose-tinged foresights are usually better saved for year-end when the turbulence and froth of a hectic year have begun to settle down and investors have started to relax in an atmosphere of seasonal and consumer-driven glad tidings.

However, finding any reason to relax — much less celebrate — at our previous fiscal year-end proved difficult. Following one of the strongest growth-driven markets in years — with the Dow Jones Industrial Averagei spending several days above 14,000 — the end of 2007 saw the markets take a severe tailspin fueled by the subprime debacle and subsequent mass paranoia, only to worsen in early 2008. Only in the past month has the fallout begun to subside, providing investors with much needed breathing room.

So, while we'll save our broad predictions for another six months, we feel optimistic enough to reflect on why we think the worst of this cycle may be behind us, and why the recent downturn may actually provide investors with an opportunity to take advantage of what we are calling an "if only" market.

First Quarter Blues

The beginning of 2008 was remarkably painful in the markets, both in the United States and globally. Fall-out from the subprime mess touched almost every aspect of the economy, and reached well beyond the financial sector. The sell-off happened rapidly and with little fanfare, and few names or investors escaped unscathed. Without question, economic data for January was almost completely grim: an anemic jobs report that showed the first contraction (-17,000) of the labor force since 2003, although the unemployment rate did tick down to 4.9%; a preliminary reading of GDP growth for the last quarter of 2007 that showed the economy barely expanding at 0.6%.

It would be nice to say that the markets took these data points in stride. They did not. In fact, through the first week of February, both the S&P 500ii (down 9.3%) and the NASDAQiii (down 13.2%) had their worst performance ever for the beginning of the year. While markets often end the year up when they begin the year down, the depth, speed, and intensity of the sell-off in January and early February hardly instilled investors with an optimistic sense of what lay ahead.

As of this writing, whether the economy as a whole ever officially entered a statistical recession or not seems beside the point. A significant majority of the American public — not to mention investors abroad — believed that it did, with investors feeling a significant psychological impediment to the aggressive devil-may-care spending of years past. Perception — particularly in the early months of 2008 — dictated that Wall Street earnings expectations for the year ahead were unrealistically high, with future growth likely to be minimal or non-existent.

Now, at the halfway mark of the fiscal year, it would be presumptuous to imply that the pain experienced during the first months of the year is over. Bear Stearn's meltdown may — or may not — be an isolated institutional failure, and repercussions from the fall-out may be felt throughout this year, and perhaps even into the next. As investors, we think that it's wise in the current market climate to take a conservative view of the economy and future earnings. At a time when negative results trigger sharp stock sell-offs and good results fade quickly, investors are well served by assessing base case and bear scenarios rigorously and steering clear of names where the downside risk outweighs the upside potential.

The above being said, we think there are certainly positives to consider, particularly concerning growth equity investing. Stocks and the economy do not necessarily move in sync, and few believe that we are looking at a protracted or steep economic contraction. Corporate balance sheets appear as stable and clean as they have ever been, with little debt and lots of cash. And the equity markets have already priced in most negative economic scenarios. In fact, we believe that years from now, today's market may be seen as one of the great "if only" markets: a missed opportunity for those who withdrew and have yet to re-enter; and a boom time for those who have returned or "stuck it out."

The "If Only" Market

What exactly is an "if only" market? It is a market looked back upon wistfully by those not in it, who mutter to themselves, "If only I had known then what I know now, I would have bought, bought, and bought some more." And then they sigh, and say even more quietly, "If only..."

This is not a judgement call on the next few months. The markets have been trading sideways since early February and may even "violate" the lows of January and go down sharply. However, in our view, the markets have been witnessing a classic financial crisis unfolding in the context of a softening domestic economy. Unlike previous crises, however, the present issues are offset by a climate of global strength that benefits the earnings potential of many U.S.-listed companies. It is also occurring in a world awash in liquidity and where interest rates are historically low.

Typically, in periods of market flight, it is rare for growth managers to do particularly well, especially when the selling is not based on weak fundamentals. However, stock declines notwithstanding, the composition of many of our portfolios suggest strong earnings and revenue growth, certainly when compared to the S&P 500, as well as price-to-earnings-growth ratios that we believe are quite reasonable.

Investors discounting the possibility of future growth — a typical reaction in negative markets — have themselves created buying opportunities. Some companies we follow have sold off as much as 30% or more with forward earnings still looking to be above 20%. In many cases, that leads to buy points for growth stocks at unusually low prices.

And just to put too fine a point on it, historical evidence shows us that "significantly down" quarters (defined as a decline of 5% or more of the S&P 500 over the last 25 years) rarely happen back-to-back. During the subsequent rebound periods, those markets were more likely to favor growth-style investing.

Our research has shown us that investors who immediately invested after each down quarter fared significantly better than investors who waited to invest only after returns had already improved or enough time for the "markets to stabilize" had passed. So, it's quite possible that, years from now, the second fiscal quarter of 2008 may be viewed as that tremendous quarter in which to have invested, leaving many investors saying, "If only I had gotten in then."

Portfolio Matters

Castle Convertible Fund

The U.S. convertible market rose 5.19% in April as measured by the Merrill Lynch All Convertible Indexiv in one of the best months for convertibles on strength in both equity and credit markets. Spreads reached historic premiums on March 10, 2008 on the renewed fears that the credit crisis would continue and of the Fed's bailout of Bear Stearns. In an unprecedented move, the Fed announced that it would begin to allow dealers to pledge mortgage-related collateral for up to 90 days to help short-term liquidity shortfalls. In reaction, the markets breathed a collective sigh of relief and posted sizable gains across all asset classes by the end of April. Continuing to ease its policy on economic weakness, the Fed cut the overnight target lending rate to 2.00% from 3.00% for the quarter ended April 30, 2008.

For the first half of the fiscal year, the top performing sectors were Utilities, Energy and Basic Industry with returns of 5.6%, 4.2%, and 3.1%, respectively. The top performing sectors in April with returns of 10.3%, 9.6% and 9.3% were Consumer Cyclicals, Utilities and Basic Industry.

The Castle Convertible Fund posted an NAV return of -5.37% for the six months ending April 30, 2008, compared to the Merrill Lynch All Convertible Index return of -5.75%.

On May 13, 2008, Castle Convertible Fund, Inc. announced approval by the Fund's Board of Directors of a plan to reorganize the closed-end fund into a newly formed open-end mutual fund that pursues the same objectives as the Fund. The new offering will be a series of The Alger Funds, also managed by Fred Alger Management, Inc., and will be named "Alger Convertible Fund." In addition, the Fund's Board of Directors authorized a meeting of the shareholders to vote on the proposed reorganization. If the reorganization is approved by the Fund's shareholders, it is expected to be completed in the fourth quarter of 2008.

In Summary

There may still be continued fall-out in the credit markets; the U.S. economy may remain weak or even contract in the coming quarters; but the long-term investing climate for stocks strikes us as extremely favorable given both the global profit growth, reasonable valuations, and signs that not all areas of the U.S. economy are impacted by the twin blows of the housing crisis and the credit crunch. To reiterate, we firmly believe that years from now, the present could be seen as one of the great "if only" markets, a time when the stocks of quality growth companies could be purchased at deep discounts and deliver returns that most investors dream of but never quite attain.

Respectfully submitted,

Daniel C. Chung

Chief Investment Officer

i  The Dow Jones Industrial Average is an index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. It is frequently used as a general measure of stock market performance.

ii  Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

iii  The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S.-based securities listed on the NASDAQ stock market.

iv  The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. The performance data quoted represents past performance, which is not an indication or guarantee of future results. Standard performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

The views and opinions of the Fund's management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate.

Securities mentioned, if any, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments which is included in this report for a complete list of fund holdings as of April 30, 2008. The Fund did not hold Bear Stearns Companies, Inc.

A Word About Risk

Investing in the market involves gains and losses and may not be suitable for all investors. Fixed-income securities may decline in value in the event of an issuer's failing credit rating or actual default, and they are sensitive to interest rate movements; their market values tend to fall when rates rise.

Before investing, carefully consider a fund's investment objective, risks, charges, and expenses. For a prospectus containing this and other information about Castle Convertible Fund, Inc. call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing. Fred Alger & Company, Incorporated, Distributor. Member NYSE, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
As of 4/30/08	(2.10%)	7.45%	5.25%
As of 3/31/08	(3.59%)	7.42%	4.65%

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The table above do not reflect the deduction of taxes that a shareholder would have paid on fund distributions or on the sale of fund shares. Investment return and principal will fluctuate and the Fund's shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY*

April 30, 2008 (Unaudited)

SECTORS	VALUE%
Consumer Discretionary	6.0%
Consumer Staples	5.9
Energy	15.6
Financials	23.6
Health Care	9.7
Industrials	18.9
Information Technology	8.8
Materials	5.8
Telecommunication Services	2.8
Utilities	2.5
Cash and Net Other Assets	0.4
100.0%

* Based on Net Assets.

CASTLE CONVERTIBLE FUND, INC.

Schedule of Investments (Unaudited) April 30, 2008

CORPORATE CONVERTIBLE BONDS—63.6%	PRINCIPAL AMOUNT	VALUE
AEROSPACE/DEFENSE—3.9%
AAR Corp., 1.625%, 3/1/14(a)	$1,000,000	$885,000
L-3 Communications Holdings Inc., 3.00%, 8/1/35	1,000,000	1,268,750
		2,153,750
APPAREL—3%
Iconix Brand Group Inc., 1.875%, 6/30/12	1,900,000	1,629,250
BEVERAGES—3.2%
Central European Distribution Corp., 3.00%, 3/15/13	1,000,000	1,110,000
Molson Coors Brewing Co., 2.50%, 7/30/13	500,000	631,875
		1,741,875
COMMERCIAL SERVICES—2.5%
Quanta Services Inc., 3.75%, 4/30/26(a)	1,000,000	1,363,750
DIVERSIFIED FINANCIAL SERVICES—1.7%
Countrywide Financial Corp., 4/15/37	1,000,000	930,000
ELECTRICAL COMPONENT & EQUIPTMENT—1.9%
General Cable Corp., 1.00%, 10/15/12	500,000	522,600
General Cable Corp., 1.00%, 10/15/12(a)	500,000	523,125
		1,045,725
ELECTRONICS—1.6%
L-1 Identity Solutions Inc., 3.75%, 5/15/27(a)	1,000,000	870,000
ENERGY-ALTERNATE SOURCES—7.5%
Canadian Solar Inc., 6.00%, 12/15/17(a)	1,000,000	1,380,000
Covanta Holding Corp., 1.00%, 2/1/27	1,000,000	1,080,000
Sunpower Corp., 1.25%, 2/15/27	1,000,000	1,658,750
		4,118,750
ENVIRONMENTAL CONTROL—.8%
Allied Waste Industries Inc., 4.25%, 4/15/34	500,000	463,750
FOOD—2.7%
Great Atlantic & Pacific Tea Co., 5.125%, 6/15/11	1,500,000	1,513,125
FOREST PRODUCTS & PAPER—2.3%
Rayonier TRS Holdings Inc., 3.75%, 10/15/12(a)	1,250,000	1,270,313
HEALTHCARE-PRODUCTS—6.5%
Apria Healthcare Group Inc., 3.375%, 9/1/33	500,000	502,500
Hologic Inc., 2.00%, 12/15/37	1,000,000	991,249
Inverness Medical Innovations Inc., 3.00%, 5/15/16	500,000	520,000
Medtronic Inc., 1.5%, 4/15/11	500,000	518,125
Power Medical Interventions., 7.00%, 3/31/10	1,200,000	1,044,000
		3,575,874

CASTLE CONVERTIBLE FUND, INC.

Schedule of Investments (Continued) (Unaudited) April 30, 2008

CORPORATE CONVERTIBLE BONDS—(CONT.)	PRINCIPAL AMOUNT	VALUE
INTERNET—2.3%
VeriSign Inc., 3.25%, 8/15/37(a)	$1,000,000	$1,250,000
MEDIA—1.3%
Liberty Media LLC., 3.5%, 1/15/31	1,122,712	726,956
MINING—1.2%
USEC Inc., 3.00%, 10/1/14	1,000,000	671,250
OIL & GAS—4.8%
Penn Virginia Corp., 4.5%, 11/15/12	500,000	591,875
Pioneer Natural Resources Co., 2.875%, 1/15/38	1,000,000	1,230,000
St. Mary Land & Exploration Co., 3.5%, 4/1/27	500,000	533,125
Transocean Inc., 1.5%, 12/15/37	279,000	315,270
		2,670,270
OIL & GAS SERVICES—4.3%
Flotek Industries Inc., 5.25%, 2/15/28	1,000,000	1,056,250
Cal Dive International, Inc., 3.25%, 12/15/25	1,000,000	1,301,250
		2,357,500
PHARMACEUTICALS—2.2%
Dendreon Corp., 4.75%, 6/15/14(a)	250,000	185,938
Wyeth, 3.581%, 1/15/24	1,000,000	1,018,180
		1,204,118
REITS—3.3%
Boston Properties LP., 2.875%, 2/15/37	500,000	490,625
Developers Diversified Realty Corp., 3.50%, 8/15/11(a)	1,000,000	913,750
Macerich Co/The., 3.25%, 3/15/12(a)	500,000	438,750
		1,843,125
SEMICONDUCTORS—3.6%
Microchip Technology Inc., 2.125%, 12/15/37(a)	1,000,000	1,201,250
Micron Technology Inc., 1.875%, 6/1/14	1,000,000	800,000
		2,001,250
TELECOMMUNICATIONS—3%
Anixter International Inc., 1.00%, 2/15/13(a)	500,000	543,750
Level 3 Communications Inc., 3.50%, 6/15/12	500,000	396,250
Network Equipment Technologies Inc., 3.75%, 12/15/14	250,000	192,813
Virgin Media Inc., 6.50%, 11/15/16(a)	500,000	504,375
		1,637,188
TOTAL CORPORATE CONVERTIBLE BONDS (Cost $34,303,415)		35,037,819

CASTLE CONVERTIBLE FUND, INC.

Schedule of Investments (Continued) (Unaudited) April 30, 2008

CORPORATE BONDS—1.2%	PRINCIPAL AMOUNT	VALUE
DIVERSIFIED FINANCIAL SERVICES—1.2%
Citigroup Inc., 8.40%, 12/30/49 (Cost $675,000)	$675,000	$683,998
CONVERTIBLE PREFERRED SECURITIES—14.4%	SHARES
BANKS—2%
Bank of America Corp., 7.25%, 12/31/49	1,000	1,098,000
DIVERSIFIED FINANCIAL SERVICES—2.2%
Lehman Brothers Holdings Inc., 7.25%, 12/31/49	1,000	1,224,000
HOUSEHOLD PRODUCTS/WARES—1.7%
Avery Dennison Corp., 7.875%, 11/15/10	20,000	955,400
INSURANCE—1.2%
Alleghany Corp., 5.75%, 6/15/09	2,000	645,462
OIL & GAS—2.7%
Chesapeake Energy Corp., 5.00%, 12/31/49	10,000	1,458,750
REITS—2.5%
Digital Realty Trust Inc., 5.50%, 12/31/49	40,000	1,036,248
HRPT Properties Trust, Ser. D, 6.50%, 12/31/49	20,000	353,000
		1,389,248
TELECOMMUNICATIONS—2.1%
Crown Castle International Corp., 6.25%, 8/15/12	20,000	1,160,000
TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $7,270,200)		7,930,860
MANDATORY CONVERTIBLE SECURITIES—6.3%
ELECTRIC—.6%
Entergy Corp., 7.625%, 2/17/09(b)	5,000	336,100
HAND/MACHINE TOOLS—.8%
Stanley Works/The, 4.345%, 5/17/12(b)	500	436,375
INSURANCE—1%
IPC Holdings Ltd., 7.25%, 11/15/08(b)	20,000	539,188
MINING—3.9%
Freeport-McMoRan Copper & Gold Inc., 6.75%, 5/1/10(b)	10,000	1,630,000
Hecla Mining Co., 6.50%, 1/1/11(b)	5,000	519,900
		2,149,900
TOTAL MANDATORY CONVERTIBLE SECURITIES (Cost $2,775,000)		3,461,563

CASTLE CONVERTIBLE FUND, INC.

Schedule of Investments (Continued) (Unaudited) April 30, 2008

PREFERRED SECURITIES—5.2%	SHARES	VALUE
BANKS—1.4%
Barclays Bank PLC	20,000	$505,000
HSBC Holdings PLC	10,000	264,750
		769,750
DIVERSIFIED FINANCIAL SERVICES—2.2%
Citigroup Inc.	20,000	507,000
Merrill Lynch & Co., Inc.	30,000	750,000
		1,257,000
ELECTRIC—.4%
PPL Capital Funding Inc.	10,000	247,800
REITS—.5%
Duke Realty Corp.	10,000	250,000
SAVINGS & LOANS—.2%
Indymac Bank FSB(a)*	20,000	101,876
SOVEREIGN—.5%
Federal National Mortgage Association	10,000	250,400
TOTAL PREFERRED STOCKS (Cost $3,250,000)		2,876,826
COMMON STOCKS—8.9%
DIVERSIFIED FINANCIAL SERVICES—.9%
JPMorgan Chase & Co.	10,000	476,500
ELECTRIC—1.9%
Entergy Corp.	9,000	1,033,741
FOOD—0%
General Mills Inc.	1	60
MISCELLANEOUS MANUFACTURING—.6%
General Electric Co.	10,000	327,000
OIL & GAS—3.7%
ConocoPhillips	10,000	861,500
Royal Dutch Shell PLC#	15,000	1,204,650
		2,066,150
PHARMACEUTICALS—1%
GlaxoSmithKline PLC#	13,000	573,430

CASTLE CONVERTIBLE FUND, INC.

Schedule of Investments (Continued) (Unaudited) April 30, 2008

COMMON STOCKS—(CONT.)	SHARES	VALUE
RETAIL—.8%
Inergy LP	15,000	$437,550
TOTAL COMMON STOCKS (Cost $3,138,261)		4,914,431
Total Investments (Cost $51,411,876)(c)	99.6%	54,905,497
Other Assets in Excess of Liablities	0.4	198,737
NET ASSETS	100.0%	$55,104,234

  *  Non-income producing securities.

  #  American Depositary Receipts.

  (a)  Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified buyers. These securities are deemed to be liquid and represent 20.7% of net assets of the Fund.

  (b)  These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.

  (c)  At April 30, 2008, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $51,411,876 amounted to $3,493,622 which consisted of aggregate gross unrealized appreciation of $6,082,778 and aggregate gross unrealized depreciation of $2,589,157.

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statement of Assets and Liabilities (Unaudited) April 30, 2008

ASSETS:
Investments In securities, at value (cost $51,411,876) see accompanying schedule of investments	$54,905,497
Receivable for investment securities sold	998,626
Dividends and interest receivable	339,380
Prepaid Expenses	58,662
Total Assets	56,302,165
LIABILITES:
Payable for investment securities purchased	1,048,846
Due to custodian	83,031
Accrued advisory fees	1,127
Trustees fees payable	577
Accrued expenses	64,350
Total Liabilites	1,197,931
NET ASSETS	$55,104,234
NET ASSETS CONSIST OF:
Paid in capital	$53,986,469
Undistributed net investment income(accumulated loss)	(225,437)
Undistributed net realized gain (accumulated loss)	(2,150,419)
Net unrealized appreciation (depreciation) of investments	3,493,621
NET ASSETS	$55,104,234
Net Asset Value Per Share	$24.64
SHARES OUTSTANDING—NOTE 6	2,236,000

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statement of Operations (Unaudited)

For the six months ended April 30, 2008

INVESTMENT INCOME:
Dividends	$474,917
Interest	524,085
Total Income	999,002
EXPENSES:
Investment advisory fees—Note 2(a)	210,635
Directors—Note 2(c)	6,483
Custodian and transfer agent fees—Note 2(b)	14,572
Professional fees	33,699
Administrative fees—Note 2(a)	9,000
Miscellaneous	72,608
Total Expenses	346,997
NET INVESTMENT INCOME	652,005
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,271,262)
Net change in unrealized appreciation (depreciation) on investments	(2,797,737)
Net realized and unrealized loss on investments	(4,068,999)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,416,994)

See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2008 (Unaudited)	For the Year Ended October 31, 2007
Net investment income	$652,005	$1,582,727
Net realized gain (loss) on investments	(1,271,262)	4,441,890
Net change in unrealized appreciation (depreciation) on investments	(2,797,737)	(853,420)
Net increase (decrease) in net assets resulting from operations	(3,416,994)	5,171,197
Dividends and distributions to Shareholders from:
Net investment income	(380,059)	(2,587,052)
Net realized gains	(4,722,432)	(2,533,388)
Total dividends and distributions	(5,102,491)	(5,120,440)
Total increase (decrease) in net assets	(8,519,485)	50,757
Net Assets:
Beginning of period	63,623,719	63,572,962
END OF PERIOD	$55,104,234	$63,623,719

See Notes to Financial Statements.

(This page has been intentionally left blank.)

CASTLE CONVERTIBLE FUND, INC.

Financial Highlights for a share outstanding throughout the period

	For the Six Months Ended April 30, 2008	For the Year Ended October 31, 2007	For the Year Ended October 31, 2006
Net asset value, beginning of period	$28.45	$28.43	$26.67
Net investment income	0.29	0.70	0.66
Net realized and unrealized gain (loss) on investments	(1.82)	1.61	2.22
Total from investment operations	(1.53)	2.31	2.88
Dividends from net investment income	(0.51)	(1.16)	(1.12)
Distributions from net realized gains	(1.77)	(1.13)	—
Total distributions	(2.28)	(2.29)	(1.12)
Net asset value, end of period	$24.64	$28.45	$28.43
Market value, end of period	$21.93	$24.50	$24.83
Total return based on NAV	(1.42)%	9.34%	11.81%
Total return based on market value per share	(2.10)%	7.81%	15.70%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$55,104	$63,624	$63,573
Ratio of expenses to average net assets	1.24%	1.09%	1.20%
Ratio of net investment income to average net assets	2.32%	2.51%	2.41%
Portfolio turnover rate	53.47%	134.32%	96.37%

(i)  Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

See Notes to Financial Statements.

	For the Year Ended October 31, 2005	For the Year Ended October 31, 2004	For the Year Ended October 31, 2003
Net asset value, beginning of period	$25.73	$24.62	$22.56
Net investment income	0.79	0.86	0.81
Net realized and unrealized gain (loss) on investments	1.23	1.27	2.12
Total from investment operations	2.02	2.13	2.93
Dividends from net investment income	(1.08)	(1.02)	(0.87)
Distributions from net realized gains	—	—	—
Total distributions	(1.08)	(1.02)	(0.87)
Net asset value, end of period	$26.67	$25.73	$24.62
Market value, end of period	$22.51	$22.90	$21.75
Total return based on NAV	8.51%	9.25%	13.51%
Total return based on market value per share	2.91%	10.06%	9.98%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$59,625	$57,542	$55,045
Ratio of expenses to average net assets	1.11%	1.11%	1.19%
Ratio of net investment income to average net assets	2.99%	3.37%	3.49%
Portfolio turnover rate	58.54%	26.29%	156.83%

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Summary of Significant Accounting Policies:

Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation: Investments in securities are valued at 4:00 p.m. Eastern time. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to policies established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) defines fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statements and related disclosures.

(b) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Dividends to Shareholders: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist.

Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

(e) Indemnification: The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(f) Other: These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 2 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with Fred Alger Management, Inc. ("Alger Management" or the "Adviser"), are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 2008, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 2008, the total investment advisory fee charged to the Fund amounted to $210,635, and the Adviser received $9,000 for administrative services supplied to the Fund.

(b) Shareholder Administrative Servicing Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management on a per account basis for its liaison and administrative oversight of transfer agent and related services. During the six months ended April 30, 2008, the Fund incurred fees of $996 for these services provided by Alger Management.

(c) Directors' Fees: The Fund pays each director who is not affiliated with the Adviser or its affiliates $500 for each meeting attended, to a maximum of $2,000 per annum. The Chairman of the Board of Directors receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by the Adviser. Additionally, each member of the audit committee receives an additional $50 for each audit committee meeting attended, to a maximum of $200 per annum.

(d) Other Transactions With Affiliates: Certain directors and officers of the Fund are directors and officers of Alger Management and its affiliates. At April 30, 2008, the Adviser and its affiliates owned 453,973 shares of the Fund.

NOTE 3 — Securities Transactions:

During the six months ended April 30, 2008, purchases and sales of investment securities, excluding short-term securities, aggregated $29,972,251 and $32,495,053, respectively.

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 4 — Tax Character of Distributions:

The tax character of distributions paid during the six months ended April 30, 2008 and the year ended October 31, 2007 were as follows:

	Six Months Ended April 30, 2008	Year Ended October 31, 2007
Distributions paid from:
Ordinary income	$2,153,207	$2,692,144
Long-term capital gain	2,949,284	2,428,296
Total distributions paid	$5,102,491	$5,120,440

As of October 31, 2007 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,329,404
Undistributed long-term gain	2,948,160
Unrealized appreciation	$5,359,687

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain debt obligations.

NOTE 5 — Litigation:

Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases — a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") — were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

The Derivative Complaint (which was later amended a second time) alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc., and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "1940 Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

As a result of a series of court orders, all claims in the Class Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

CASTLE CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Subsequent Event:

On May 13, 2008, Castle Convertible Fund, Inc. announced approval by the Fund's Board of Directors of a plan to reorganize the closed-end fund into a newly formed open-end mutual fund that pursues the same objectives as the fund. The new offering will be a series of The Alger Funds, also managed by Fred Alger Management, Inc., and will be named "Alger Convertible Fund." In addition, the fund's Board of Directors authorized that a meeting of the shareholders will be held to vote on the proposed reorganization. If the reorganization is approved by the fund's shareholders, it is expected to be completed in the fourth quarter of 2008.

CASTLE CONVERTIBLE FUND, INC.

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling 1-800-992-3863 or online on the Fund's website at http://www.alger.com or by accessing the SEC's website at http://www.sec.gov.

Fund Holdings

The Fund's most recent month end portfolio holdings are available approximately sixty days after month end on the Fund's website at www.alger.com. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. The Fund's Forms N-Q are available online on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling 1-800-992-3863.

CASTLE CONVERTIBLE FUND, INC.

111 Fifth Avenue
New York, NY 10003
(800) 992-3863
www.alger.com

Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Computershare Financial Services
P.O. Box 43010
Providence, RI 02940-3010

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

CASTLE 043008

ITEM 2.  CODE OF ETHICS.
Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Castle Convertible Fund, Inc.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: June 17, 2008

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 17, 2008